Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended September 24, 2023
FREMONT, Calif., October 18, 2023 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended September 24, 2023 (the “September 2023 quarter”).
Highlights for the September 2023 quarter were as follows:
•Revenue of $3.48 billion.
•U.S. GAAP gross margin of 47.5%, U.S. GAAP operating income as a percentage of revenue of 29.4%, and U.S. GAAP diluted EPS of $6.66.
•Non-GAAP gross margin of 47.9%, non-GAAP operating income as a percentage of revenue of 30.1%, and non-GAAP diluted EPS of $6.85.
Key Financial Data for the Quarters Ended
September 24, 2023 and June 25, 2023
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	September 2023	June 2023	Change Q/Q
Revenue	$3,482,062	$3,207,257	+ 8.6%
Gross margin as percentage of revenue	47.5%	45.5%	+ 200 bps
Operating income as percentage of revenue	29.4%	26.6%	+ 280 bps
Diluted EPS	$6.66	$5.97	+ 11.6%

Non-GAAP
	September 2023	June 2023	Change Q/Q
Revenue	$3,482,062	$3,207,257	+ 8.6%
Gross margin as percentage of revenue	47.9%	45.7%	+ 220 bps
Operating income as percentage of revenue	30.1%	27.3%	+ 280 bps
Diluted EPS	$6.85	$5.98	+ 14.5%

U.S. GAAP Financial Results
For the September 2023 quarter, revenue was $3,482 million, gross margin was $1,655 million, or 47.5% of revenue, operating expenses were $632 million, operating income was 29.4% of revenue, and net income was $887 million, or $6.66 per diluted share on a U.S. GAAP basis. This compares to revenue of $3,207 million, gross margin of $1,458 million, or 45.5% of revenue, operating expenses of $604 million, operating income of 26.6% of revenue, and net income of $803 million, or $5.97 per diluted share, for the quarter ended June 25, 2023 (the “June 2023 quarter”).
Non-GAAP Financial Results
For the September 2023 quarter, non-GAAP gross margin was $1,669 million, or 47.9% of revenue, non-GAAP operating expenses were $622 million, non-GAAP operating income was 30.1% of revenue, and non-GAAP net income was $912 million, or $6.85 per diluted share. This compares to non-GAAP gross margin of $1,465 million, or 45.7% of revenue, non-GAAP operating expenses of $590 million, non-GAAP operating income of 27.3% of revenue, and non-GAAP net income of $803 million, or $5.98 per diluted share, for the June 2023 quarter.

“Lam continues to deliver strong results despite a cyclically soft year for wafer fabrication equipment spending,” said Tim Archer, Lam Research’s President and Chief Executive Officer. “There are tremendous growth vectors ahead for Lam, and we are investing strategically to drive long-term outperformance.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances decreased to $5.2 billion at the end of the September 2023 quarter compared to $5.6 billion at the end of the June 2023 quarter. The decrease was primarily the result of $843 million of share repurchases, including net share settlement of employee stock-based compensation; $253 million of repayment of debt, largely associated with the purchase of certain properties under finance leases; and $230 million of dividends paid to stockholders, partially offset by $951 million of cash generated from operating activities.
Deferred revenue at the end of the September 2023 quarter decreased to $1,690 million compared to $1,838 million as of the end of the June 2023 quarter. Lam's deferred revenue balance does not include shipments to customers in Japan, to whom title does not transfer until customer acceptance. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $261 million as of September 24, 2023 and $160 million as of June 25, 2023.
Revenue
The geographic distribution of revenue during the September 2023 quarter is shown in the following table:

Region	Revenue
China	48%
Korea	16%
Japan	9%
United States	8%
Taiwan	7%
Europe	7%
Southeast Asia	5%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended
	September 24, 2023	June 25, 2023	September 25, 2022
	(In thousands)
Systems revenue	$2,056,655	$1,710,359	$3,181,987
Customer support-related revenue and other	1,425,407	1,496,898	1,892,134
	$3,482,062	$3,207,257	$5,074,121

Systems revenue includes sales of new leading-edge equipment in deposition, etch and clean markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook
For the quarter ended December 24, 2023, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP

Revenue	$3.7 Billion	+/-	$300 Million	—		$3.7 Billion	+/-	$300 Million
Gross margin as a percentage of revenue	46.5%	+/-	1%	$17	Million	47.0%	+/-	1%
Operating income as a percentage of revenue	28.6%	+/-	1%	$32	Million	29.5%	+/-	1%
Net income per diluted share	$6.78	+/-	$0.75	$29	Million	$7.00	+/-	$0.75
Diluted share count	132 Million			—		132 million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant arrangements that may be completed or realized after the date of this release, except as described below. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin as a percentage of revenue - restructuring charges, $7 million; transformational costs, $7 million; and amortization related to intangible assets acquired through business combinations, $3 million; totaling $17 million.

•Operating income as a percentage of revenue - transformational costs, $22 million; restructuring charges, $7 million; and amortization related to intangible assets acquired through business combinations, $3 million; totaling $32 million.

•Net income per diluted share - transformational costs, $22 million; restructuring charges, $7 million; amortization related to intangible assets acquired though business combinations, $3 million; amortization of debt discounts, $1 million; and associated tax benefit for non-GAAP items ($4 million); totaling $29 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the September 2023 and June 2023 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, net restructuring charges, and transformational costs, and the net income tax effect of non-GAAP items. Additionally, the non-GAAP results for the June 2023 quarter exclude the income tax benefit on conclusion of certain tax matters related to a prior business combination and product rationalization charges.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at https://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margin, operating income and net income; our prospects for growth; our investments; and our long-term performance. Some factors that may affect these forward-looking statements include: trade regulations, export controls, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; supply chain cost increases and other inflationary pressures have impacted and are expected to continue to impact our profitability; supply chain disruptions or manufacturing capacity constraints may limit our ability to manufacture and sell our products; and natural and human-caused disasters, disease outbreaks, war, terrorism, political or governmental unrest or instability, or other events beyond our control may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10–K for the fiscal year ended June 25, 2023. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.
Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam's equipment and services allow customers to build smaller and better performing devices. In fact, today, nearly every advanced chip is built with Lam technology. We combine superior systems engineering, technology leadership, and a strong values-based culture, with an unwavering commitment to our customers. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)
Consolidated Financial Tables Follow.
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LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended
	September 24, 2023	June 25, 2023	September 25, 2022
Revenue	$3,482,062	$3,207,257	$5,074,121
Cost of goods sold	1,819,420	1,737,682	2,737,286
Restructuring charges, net - cost of goods sold	7,940	11,446	—
Total cost of goods sold	1,827,360	1,749,128	2,737,286
Gross margin	1,654,702	1,458,129	2,336,835
Gross margin as a percent of revenue	47.5%	45.5%	46.1%
Research and development	422,629	401,951	433,375
Selling, general and administrative	207,023	199,831	205,620
Restructuring charges, net - operating expenses	2,021	1,742	—
Total operating expenses	631,673	603,524	638,995
Operating income	1,023,029	854,605	1,697,840
Operating income as a percent of revenue	29.4%	26.6%	33.5%
Other income (expense), net	2,601	9,010	(43,095)
Income before income taxes	1,025,630	863,615	1,654,745
Income tax expense	(138,232)	(61,078)	(228,866)
Net income	$887,398	$802,537	$1,425,879
Net income per share:
Basic	$6.69	$5.99	$10.42
Diluted	$6.66	$5.97	$10.39
Number of shares used in per share calculations:
Basic	132,584	134,052	136,891
Diluted	133,166	134,392	137,208
Cash dividend declared per common share	$2.00	$1.725	$1.725

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 24, 2023	June 25, 2023	September 25, 2022
	(unaudited)	(1)	(unaudited)
ASSETS
Cash and cash equivalents	$5,126,150	$5,337,056	$4,256,499
Investments	30,557	37,641	120,551
Accounts receivable, net	2,810,953	2,823,376	4,569,735
Inventories	4,747,781	4,816,190	4,360,325
Prepaid expenses and other current assets	278,121	214,149	305,554
Total current assets	12,993,562	13,228,412	13,612,664
Property and equipment, net	2,110,511	1,856,672	1,718,791
Goodwill and intangible assets	1,784,000	1,790,943	1,624,932
Other assets	1,650,384	1,905,616	1,764,895
Total assets	$18,538,457	$18,781,643	$18,721,282
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$3,861	$8,358	$7,110
Other current liabilities	4,243,316	4,176,560	5,046,272
Total current liabilities	4,247,177	4,184,918	5,053,382
Long-term debt and finance lease obligations	4,980,460	5,003,183	4,996,363
Income taxes payable	780,511	882,084	840,214
Other long-term liabilities	482,979	501,286	418,756
Total liabilities	10,491,127	10,571,471	11,308,715
Stockholders’ equity (2)	8,047,330	8,210,172	7,412,567
Total liabilities and stockholders’ equity	$18,538,457	$18,781,643	$18,721,282

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 132,072 as of September 24, 2023, 133,297 as of June 25, 2023, and 136,374 as of September 25, 2022.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended
	September 24, 2023	June 25, 2023	September 25, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$887,398	$802,537	$1,425,879
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	90,479	89,604	75,751
Deferred income taxes	(24,238)	(38,960)	(133,616)
Equity-based compensation expense	67,211	68,495	71,110
Other, net	(150)	40,761	(2,751)
Changes in operating assets and liabilities	(69,537)	160,288	(246,785)
Net cash provided by operating activities	951,163	1,122,725	1,189,588
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(76,992)	(78,670)	(140,063)
Net maturities and sales of available-for-sale securities	7,275	26,280	14,695
Other, net	(4,966)	(2,790)	(2,435)
Net cash used for investing activities	(74,683)	(55,180)	(127,803)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt, including finance lease obligations	(253,109)	(2,061)	(1,854)
Treasury stock purchases	(843,238)	(869,014)	(109,779)
Dividends paid	(230,332)	(232,336)	(205,615)
Reissuance of treasury stock related to employee stock purchase plan	—	64,903	—
Proceeds from issuance of common stock	2,818	3,438	6,796
Other, net	(2,151)	(2,916)	(489)
Net cash used for financing activities	(1,326,012)	(1,037,986)	(310,941)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(11,031)	1,477	(16,925)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(460,563)	31,036	733,919
Cash, cash equivalents, and restricted cash at beginning of period (1)	5,587,372	5,556,336	3,773,535
Cash, cash equivalents, and restricted cash at end of period (1)	$5,126,809	$5,587,372	$4,507,454

(1)	Restricted cash is reported within Other assets, in the Condensed Consolidated Balance Sheets

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	September 24, 2023	June 25, 2023
Revenue	$3,482,062	$3,207,257
Gross margin	$1,669,469	$1,465,207
Gross margin as percentage of revenue	47.9%	45.7%
Operating expenses	$622,219	$589,914
Operating income	$1,047,250	$875,293
Operating income as a percentage of revenue	30.1%	27.3%
Net income	$912,439	$803,125
Net income per diluted share	$6.85	$5.98
Shares used in per share calculation - diluted	133,166	134,392
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	September 24, 2023	June 25, 2023
U.S. GAAP net income	$887,398	$802,537
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	3,149	3,093
Elective deferred compensation ("EDC") related liability valuation (decrease) increase - cost of goods sold	(591)	4,288
Restructuring charges, net - cost of goods sold	7,940	11,446
Product rationalization - cost of goods sold	—	(13,383)
Transformational costs - cost of goods sold	4,269	1,634
EDC related liability valuation (decrease) increase - research and development	(1,064)	7,719
Product rationalization - research and development	—	(3,795)
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	1,186	1,395
EDC related liability valuation (decrease) increase - selling, general and administrative	(709)	5,146
Product rationalization - selling, general and administrative	—	(2,891)
Transformational costs - selling, general and administrative	8,020	4,294
Restructuring charges, net - operating expenses	2,021	1,742
Amortization of note discounts - other income (expense), net	1,017	724
Loss (gain) on EDC related asset - other income (expense), net	2,901	(16,599)
Net income tax benefit on non-GAAP items	(3,098)	(1,146)
Income tax benefit on the conclusion of certain tax matters	—	(3,079)
Non-GAAP net income	$912,439	$803,125
Non-GAAP net income per diluted share	$6.85	$5.98
U.S. GAAP net income per diluted share	$6.66	$5.97
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	133,166	134,392

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	September 24, 2023	June 25, 2023
U.S. GAAP gross margin	$1,654,702	$1,458,129
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	3,149	3,093
EDC related liability valuation (decrease) increase	(591)	4,288
Restructuring charges, net	7,940	11,446
Product rationalization	—	(13,383)
Transformational costs	4,269	1,634
Non-GAAP gross margin	$1,669,469	$1,465,207
U.S. GAAP gross margin as a percentage of revenue	47.5%	45.5%
Non-GAAP gross margin as a percentage of revenue	47.9%	45.7%
U.S. GAAP operating expenses	$631,673	$603,524
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(1,186)	(1,395)
EDC related liability valuation decrease (increase)	1,773	(12,865)
Restructuring charges, net	(2,021)	(1,742)
Product rationalization	—	6,686
Transformational costs	(8,020)	(4,294)
Non-GAAP operating expenses	$622,219	$589,914
U.S. GAAP operating income	$1,023,029	$854,605
Non-GAAP operating income	$1,047,250	$875,293
U.S. GAAP operating income as percent of revenue	29.4%	26.6%
Non-GAAP operating income as a percent of revenue	30.1%	27.3%

Lam Research Corporation Contacts:
Tina Correia, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com